Other Liabilities (Details) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Accrued expenses	¥ 456,621	¥ 408,122
Deferred income	31,591	45,431
Other	63,967	59,384
Total	552,179	512,937
Non-current	52,793	73,882	[1]
Current	499,386	439,055	[1]
Accrued labor cost	193,981	163,241
Government grants received	¥ 15,810	¥ 21,145

[1]	During the year ended March 31, 2020, Takeda completed the purchase price allocation for the assets acquired and the liabilities assumed as part of the Shire Acquisition. Accordingly, Consolidated Statements of Financial Position as of March 31, 2019 were retrospectively adjusted. See Note 31 for further detail of completed purchase price allocation.